                                        PROSPECTUS

                                       [HARBOR FUND LOGO]

                                        DECEMBER 14, 2001

                                        HARBOR SMALL CAP VALUE FUND

 -------------------------------------------------------------------------------
                                        HARBOR FUND

                                        The Securities and Exchange
                                        Commission has not approved any
                                        fund's shares as an investment or
                                        determined whether this prospectus
                                        is accurate or complete. Anyone who
                                        tells you otherwise is committing a
                                        crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                  RISK/RETURN SUMMARY                                    2

                                  THE FUND'S INVESTMENTS                                 4

                                    Additional Information About the Fund's Principal
                                       Investments                                       4
                                    Information About the Fund's Other Investments       4

                                  THE ADVISER AND SUBADVISER                             5

                                  YOUR HARBOR FUND ACCOUNT                               7

                                    How to Purchase Shares of Harbor Fund                7
                                    How to Exchange Shares of Harbor Fund                9
                                    How to Sell Shares of Harbor Fund                    10

                                  SHAREHOLDER AND ACCOUNT POLICIES                       11

                                    Share Price                                          11
                                    Valuation of Shares                                  11
                                    Paying for Shares by Check                           11
                                    Redemptions in Kind                                  11
                                    Accounts with Small Balances                         11
                                    Signature Guarantees                                 11
                                    Householding                                         11
                                    Dividends, Distributions and Taxes                   12

                                  INVESTOR SERVICES                                      13

                                    www.harborfund.com                                   13
                                    AccessHarbor                                         13
                                    Harbor Navigator                                     13
                                    Tele Transactions                                    13
                                    Dividend Exchange Plan                               13
                                    Transfer on Death Registration                       13
                                    Automatic Investment Plan                            13
                                    Automatic Exchange Plan                              14
                                    Automatic Withdrawal Plan                            14

                                  HARBOR FUND DETAILS                                    15

                                  FOR MORE INFORMATION                                   Back Cover

--------------------------------------------------------------------------------

YOU SHOULD KNOW

No financial highlights exist for Harbor Small Cap Value Fund, which commenced operations on December 14, 2001.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Harbor Fund's trustees may change the fund's investment goal without shareholder approval.

RISK/RETURN SUMMARY
HARBOR SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

PAUL E. VIERA
EARNEST Partners LLC

75 Fourteenth Street
Suite 2300
Atlanta, GA 30309

Paul E. Viera has managed the fund since its inception in 2001. Mr. Viera is the chief executive officer and founder of EARNEST Partners. Prior to founding EARNEST Partners, he was a global partner at INVESCO and a senior member of its investment committee.
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS
Small cap value stocks.

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in equity securities, principally common stocks, preferred stocks, rights and depositary receipts, of companies selected from the Russell 2000 universe with market capitalizations in the approximate range of $250 million to $2.5 billion at the time of initial investment.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser employs a value based investment style by seeking to identify companies with stocks trading at prices below what the subadviser believes are their intrinsic values. The subadviser uses a bottom up approach, employing fundamental and qualitative criteria to identify individual companies for potential investment in the fund's portfolio. The subadviser utilizes relationships with key analysts and industry experts to obtain unbiased and unique research perspectives. The subadviser uses a statistical approach designed to measure and control the prospect of substantially underperforming the benchmark to seek to limit company specific risk in the fund's portfolio.

Under normal circumstances, the fund intends to invest substantially all, but must invest a least 80%, of its net assets, plus borrowings for Investment Purposes, in a diversified portfolio of equity securities of small cap companies. The fund expects to invest in about 60 companies. The fund's sector weightings are a result of, and secondary to, individual stock selections.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Because the fund is newly organized and does not yet have a performance history, the bar chart and total return tables are not provided. See pages 6 for historical subadviser composite performance information for accounts with substantially similar investment objectives, policies and strategies.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

Stocks do fluctuate in price and the value of your investment in the fund may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments if any of the following occurs:
- A drop in the stock market.
- The market favors mid or large cap stocks over small cap stocks, or growth over value stocks.
- An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
- The subadviser's judgment about the attractiveness, value and potential appreciation of particular companies' stocks prove to be incorrect.

The fund's performance may be more volatile because it invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They may also have shorter operating histories and more volatile businesses. Small cap stocks tend to trade in a wider price range than larger cap stocks. In addition, it may be harder to sell these stocks, particularly in large blocks, which can reduce their selling price.

Because the fund typically invests in about 60 companies, an adverse event affecting a particular company may hurt the fund's performance more than if it had invested in a larger number of companies.

RISK/RETURN SUMMARY
HARBOR SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-------------------------------------------------

SHAREHOLDER FEES                            None
(fees paid directly from your
  investment)

ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from fund
  assets)
  Management fees                           0.75%
  Rule 12b-1 distribution fees              None
  Other expenses(2)                         0.72%
                                            -----
  Total annual fund operating expenses      1.47%
-------------------------------------------------

(1) Because the adviser has agreed to limit the fund's operating expenses for the current year, the fund's actual expenses are estimated to be:

      Management fees                       0.55%
      Other expenses                        0.65%
                                            -----
      Total annual fund operating
        expenses                            1.20%

(2) Such as transfer agency, custody, professional and registration fees. Such fees are based on estimated amounts for the current fiscal year ending October 31, 2002.

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:
- You invest $10,000 in the fund for the time periods indicated;
- You redeem at the end of each period;
- Your investment has a 5% return each year; and
- The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                One          Three
                                Year         Years
--------------------------------------------------

Small Cap Value Fund            $151         $475
--------------------------------------------------

THE FUND'S INVESTMENTS
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------

EQUITY INVESTMENTS
The fund may invest in all types of equity securities.

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

INFORMATION ABOUT THE FUND'S OTHER INVESTMENTS
--------------------------------------------------------------------------------

DERIVATIVE CONTRACTS

The fund, may, but is not required to, use derivative contracts for any of the following purposes:
- To hedge against adverse changes in the market value of securities held by or to be bought for the fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.
- As a substitute for purchasing or selling securities or foreign currencies.
- In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency.

Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Even a small investment in derivative contracts can have a big impact on the fund portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase the fund's portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. If the fund uses derivatives, it manages its derivative position by segregating enough cash or liquid securities that when combined with the value of the position will equal the value of the asset it represents.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund's portfolio less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE POSITIONS

In response to adverse market, economic or political conditions, the fund may depart from its principal investment strategies by taking large temporary defensive positions in cash or investment-grade debt securities.

If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders' tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The portfolio turnover rate for the fund is expected to be approximately 100%, during the current fiscal year. A portfolio turnover rate of over 100% is higher than the rate experienced by many other investment companies and is a result of an actively managed portfolio. Although the higher turnover rate creates expenses for the fund, the subadviser believes that the portfolio transactions are in the best interests of shareholders.

THE ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

THE ADVISER

Harbor Capital Advisors, Inc. is the investment adviser and provides management services to Harbor Small Cap Value Fund.

Harbor Capital Advisors, Inc., located at One SeaGate, Toledo, Ohio, is a wholly owned subsidiary of Robeco Groep N.V.

Founded in 1929, Robeco Groep N.V. is one of the world's oldest asset management organizations. As of April 30, 2001, Robeco Groep N.V. through its investment management subsidiaries, had approximately $82.3 billion in assets under management.

The combined assets of Harbor Fund and the pension plans managed by Harbor Capital Advisors were approximately $13.3 billion as of September 30, 2001.

Subject to the approval of the Harbor Fund board of trustees, Harbor Capital Advisors, as the investment adviser, establishes and modifies whenever necessary the investment strategies of individual funds and makes recommendations concerning the selection, termination and replacement of subadvisers. The adviser also evaluates and allocates assets.

The adviser also:
- Attempts to ensure quality control in the investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark.
- Closely monitors and measures risk and return results against appropriate benchmarks and recommends whether subadvisers should be retained or changed.
- Focuses on strict cost control.

The subadviser also manages a substantial portion of the pension plan assets managed by Harbor Capital Advisors. The objectives and investment styles of Harbor Small Cap Value Fund match the segment of the pension plan managed by the subadviser. This allows Harbor Fund to utilize research and other information on a cost effective basis. Money managers are interviewed at least annually to collect and update data about their organizations and performance.

Harbor Fund and the adviser have applied for an order from the SEC permitting the adviser, subject to the approval of the board of trustees, to select subadvisers to serve as portfolio managers for the Harbor funds, including the Harbor Small Cap Value Fund, or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract.

In addition to its investment management services to the fund, the adviser administers the fund's business affairs. The adviser has agreed to waive a portion of the advisory fee for Harbor Small Cap Value Fund for the fiscal year ending October 31, 2002. This agreement is temporary and may be terminated or changed at any time. The adviser pays a subadvisory fee to the subadviser. The fund is not responsible to pay a subadvisory fee.

ANNUAL ADVISORY FEE RATES
(as a percentage of the fund's average net assets)

                                 Actual     Contractual
                                Advisory     Advisory
                                Fee Paid        Fee
-------------------------------------------------------

Harbor Small Cap Value Fund       N/A         0.75%
-------------------------------------------------------

Inception date 12/14/2001

--------------------------------------------------------------------------------

THE SUBADVISER AND FUND MANAGER

The fund's investments are selected by a subadviser. The following table describes the fund's portfolio manager, the subadviser that employs the manager and the manager's business experience.

                           PORTFOLIO MANAGER           MANAGER       BUSINESS EXPERIENCE
                           AND SUBADVISER              SINCE         (PAST FIVE YEARS)
                           --------------------------------------------------------------------------------------------
                           PAUL E. VIERA               2001          CEO, Portfolio Manager, and founder of EARNEST
                           EARNEST Partners LLC                      Partners (since 1998); Global Partner and senior
                           75 Fourteenth Street                      member of Investment Committee at INVESCO
                           Suite 2300                                (1991-1998).
                           Atlanta, GA 30309

THE ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

SUBADVISER COMPOSITE PERFORMANCE INFORMATION

The following table presents the past performance of a composite of certain accounts managed by EARNEST Partners LLC. The EARNEST Partners Small Cap Value composite is comprised of all fee paying accounts under discretionary management by EARNEST Partners that have substantially similar investment objectives, policies and strategies as the Harbor Small Cap Value Fund. The historical performance shown for the composite has been prepared and presented in accordance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR"), providing both net and gross performance. The AIMR method for computing historical performance differs from the Securities and Exchange Commission's method. AIMR has not been involved with the preparation or review of these composite performance numbers. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of EARNEST Partners in managing all small cap portfolios, with investment objectives, policies and strategies substantially similar to those of the Harbor Small Cap Value Fund. To calculate the performance of the composite net of advisory fees and expenses, the subadviser used the estimated total annual fund operating expenses payable by the Harbor Small Cap Value Fund.
The historical performance of the Small Cap Value composite is not that of any of the Harbor funds, including Harbor Small Cap Value Fund and is not necessarily indicative of any fund's future results. The Harbor Small Cap Value Fund commenced operations on December 14, 2001, and does not yet have a full year of its own performance record. Harbor Small Cap Value Fund's actual performance may vary significantly from the past performance of the composite. While the accounts comprising the composite incurs inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund's shares and a fund's obligation to redeem its shares will not adversely impact the fund's performance. Also, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If applicable, these limitations, requirements and restrictions may have adversely affected the performance results of the composite.

--------------------------------------------------------------------------------
EARNEST PARTNERS SMALL CAP VALUE COMPOSITE PERFORMANCE

                                                    AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                   ----------------------------------------------------------------------
                                                                                                       SINCE INCEPTION
    SMALL CAP VALUE COMPOSITE*                      1 YEAR                   2 YEARS                  DECEMBER 31, 1998
    --------------------------                      ------                   -------                  -----------------
Composite net of all advisory fees
  and expenses                                       36.82%                   25.78%                         25.78%
Composite gross of advisory fees                     38.69                    27.54                          27.54

                                                  AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31:
                                                 -----------------------------------------------------------------
                                                                        1999           2000
                                                                        ----           ----
Composite net of all advisory fees and expenses                        15.64%         36.82%
Composite gross of advisory fees                                       17.29          38.69

-------------------------

Because the adviser has agreed to limit the fund's total operating expenses for the current year to 1.20%, the performance of the composite net of advisory fees and expenses after giving effect to the expense limitation would have been:

                                                            AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000:
                                                           ----------------------------------------------------------------------
                                                                                                               SINCE INCEPTION
                                                            1 YEAR                   2 YEARS                  DECEMBER 31, 1998
                                                            ------                   -------                  -----------------
                              Composite net
                                after
                                expense
                                limitation                   37.16%                   26.10%                        26.10%

                                                              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31:
                                                             -----------------------------------------------------------------
                                                                                    1999           2000
                                                                                    ----           ----
                              Composite net after expense
                                limitation                                         15.94%         37.16%

* The Small Cap Value composite includes all fee paying discretionary accounts managed by EARNEST Partners which have substantially similar investment objectives, policies and strategies as the Harbor Small Cap Value Fund. As of December 31, 2000, the Small Cap Value composite was composed of 6 accounts totaling approximately $78 million.

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES OF HARBOR FUND
If you are investing in an IRA call 1-800-422-1050 for the appropriate application and information or visit our web site at www.harborfund.com.

Harbor Fund will not accept third-party checks.

Harbor Fund does not issue share certificates.

All orders to purchase shares received in good order by Harbor Fund or its agent before the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. eastern time, will receive that day's share price. Orders received in good order after the close of the NYSE will receive the next day's share price. All purchase orders by mail or wire are subject to acceptance by Harbor Fund. Neither Harbor Fund nor the shareholder servicing agent is responsible for any misdirected or lost mail.

--------------------------------------------------------------------------------

                             BY MAIL                  OPEN A NEW ACCOUNT                 ADD TO AN EXISTING ACCOUNT
                             MINIMUM INVESTMENT       $1,000 (regular account)           $100 (regular account)
                             FIRST CLASS MAIL TO:     $500 (IRAs, UGMA, UTMA, profit-    $100 (IRAs, UGMA, UTMA, profit-
                             Harbor Transfer, Inc.    sharing, savings or pension        sharing, savings or pension
                             P.O. Box 10048           plans and Systematic Investment    plans and Systematic Investment
                             Toledo, OH 43699-0048    Plans)                             Plans)
                             Express or               Complete and sign the              Complete the stub at the bottom
                             registered mail to:      appropriate new account            of the most recent
                             Harbor Transfer, Inc.    application. If you are an         confirmation.
                             One SeaGate              institution, include a
                             13th Floor               certified copy of a corporate      Make your check payable to:
                             Toledo, OH 43666         resolution identifying             "Harbor Fund"
                                                      authorized signors.
                                                      Make your check payable to:
                                                      "Harbor Fund"
                             -------------------------------------------------------------------------------------------

                             BY WIRE                  OPEN A NEW ACCOUNT                 ADD TO AN EXISTING ACCOUNT
                             MINIMUM INVESTMENT       $5,000                             $500
                             WIRE TO:                 Send the completed account         Instruct your bank to wire the
                             State Street Bank and    application to Harbor Transfer     amount of the additional
                             Trust Company            at the address above.              investment to State Street Bank
                             Boston, MA                                                  and Trust Company.
                             ABA#: 0110 0002 8        Instruct your bank to wire the
                             Acct: DDA #3018-065-7    purchase amount to State Street    Call the shareholder servicing
                             Supply fund name,        Bank and Trust Company.            agent at 1-800-422-1050 for
                             account registration                                        additional instructions if you
                             and account number       Call the shareholder servicing     are sending a wire of $100,000
                                                      agent at 1-800-422-1050 for        or more.
                                                      additional instructions if you
                                                      are sending a wire of $100,000
                                                      or more.
                             -------------------------------------------------------------------------------------------

                             BY TELEPHONE             ADD TO AN EXISTING ACCOUNT
                             MINIMUM INVESTMENT       $100
                             MAXIMUM INVESTMENT       $10,000
                                                      You must have banking instructions already established on your
                             CALL HARBOR TRANSFER     account. If banking instructions were not established at the time
                             AT: 1-800-422-1050       you opened your account, call the shareholder servicing agent at
                                                      1-800-422-1050 to request an Account Maintenance form to add this feature to your account or you may download the form from our website at www.harborfund.com.
                                                      Harbor Fund reserves the right to verify the accuracy of the submitted banking information prior to activation.

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES OF    ACCESSHARBOR             Add to an existing account
HARBOR FUND
                             MINIMUM INVESTMENT       $100
                             MAXIMUM INVESTMENT       $10,000
                             VISIT OUR WEBSITE AT:    You must have banking instructions already established on your
                             www.accessharbor.com     account. If banking instructions were not established at the time you opened your account, call the shareholder servicing agent at
                                                      1-800-422-1050 to request an Account Maintenance form to add this feature to your account or you may download the form from our website at www.harborfund.com.

                                                      Harbor Fund reserves the right to verify the accuracy of the submitted banking information prior to activation.
                             -------------------------------------------------------------------------------------------

                                                      If you invest through a financial intermediary, please read that
                             THROUGH A FINANCIAL      firm's program materials carefully to learn of any special rules
                             INTERMEDIARY OR          that may apply. For example, special terms may apply to additional
                             BROKER                   service features, fees, or other policies. Contact your financial intermediary or broker-dealer to find out about its procedures and fees for processing orders to purchase shares. Purchase orders received in good order by your financial intermediary or dealer or dealer's agent before the close of the NYSE, usually 4:00 p.m.
                                                      eastern time, on any business day receive that day's share price.
                                                      Your financial intermediary or dealer is responsible for promptly transmitting properly completed orders to the shareholder
                                                      servicing agent.

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------

HOW TO EXCHANGE SHARES OF HARBOR FUND
An exchange is a redemption of shares from one fund and a purchase of shares in another.

Exchanges are taxable transactions and you may realize a gain or a loss.

You may exchange among any of the Harbor funds if both accounts have the same name, address and account number. Exchanges must meet the applicable minimum investment amounts for each fund and each account must have at least $1,000 after the exchange. You should consider the differences in investment objectives and expenses of each fund before making an exchange.

All orders to exchange shares received in good order by Harbor Fund or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day's share price. Orders received in good order after the close of the NYSE will receive the next day's share price.

Harbor Fund will refuse exchanges by any person or group if it believes that the fund would be unable to invest the money effectively or would otherwise be adversely affected. A pattern of exchanges that coincides with a market timing strategy would be disruptive to the funds.

Harbor Fund may change or terminate the exchange privilege on 60 days' prior notice.
--------------------------------------------------------------------------------

                            BY MAIL                  Mail a written exchange request to the shareholder servicing
                            FIRST CLASS MAIL TO:     agent. State the name of both funds, the number of shares or
                            Harbor Transfer, Inc.    dollar amount to be exchanged and the account numbers for
                            P.O. Box 10048           both funds. Sign the request exactly as the name or names
                            Toledo, OH 43699-0048    (if more than one name) appear on the account registration.
                            EXPRESS OR               Neither Harbor Fund nor the shareholder servicing agent is
                            REGISTERED MAIL TO:      responsible for any misdirected or lost mail.
                            Harbor Transfer, Inc.
                            One SeaGate
                            13th Floor
                            Toledo, OH 43666
                            -------------------------------------------------------------------------------------

                            BY TELEPHONE             If the account has telephone exchange privileges, call the shareholder servicing agent. Identification will be required
                            CALL HARBOR TRANSFER     and all telephone transactions are recorded.
                            AT:
                            1-800-422-1050           If you are unable to reach the shareholder servicing agent by telephone (for example, during unusual market activity)
                                                     send the exchange request by mail.
                            -------------------------------------------------------------------------------------

                            ACCESSHARBOR             If the account has internet exchange privileges, visit our web site at www.accessharbor.com. If you are unable to
                            VISIT OUR WEB SITE       access our site, (for example during unusual market
                            AT:                      activity) you may call the shareholder servicing agent or
                            www.accessharbor.com     send the exchange request by mail.
                            -------------------------------------------------------------------------------------

                            THROUGH A FINANCIAL      If you invest through a financial intermediary, please read
                            INTERMEDIARY OR          that firm's program materials carefully to learn of any
                            BROKER                   special rules that may apply. For example, special terms may apply to additional service features, fees, or other
                                                     policies. Contact your financial intermediary or
                                                     broker-dealer to find out about its procedures and fees for processing orders to exchange shares. Exchanges received in good order by your financial intermediary or dealer or
                                                     dealer's agent before the close of the NYSE, usually 4:00
                                                     p.m. eastern time, on any business day receive that day's
                                                     share price. Your financial intermediary or dealer is
                                                     responsible for promptly transmitting properly completed
                                                     orders to the shareholder servicing agent.

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------

HOW TO SELL SHARES OF HARBOR FUND
Redemptions are taxable transactions and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.

Neither Harbor Fund nor the shareholder servicing agent is obligated, under any circumstances, to pay interest on redemption proceeds.

All orders to sell shares received in good order by Harbor Fund or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day's share price. Orders received in good order after the close of the NYSE will receive the next day's share price. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed by check payable to the shareholder of record at the address of record, or wired to the bank as directed, on the account application.

--------------------------------------------------------------------------------

                            BY MAIL                  Mail a written redemption request to the shareholder
                            FIRST CLASS MAIL TO:     servicing agent. State the name of the fund, the number of
                            Harbor Transfer, Inc.    shares or dollar amount to be sold and the account number.
                            P.O. Box 10048           Sign the request exactly as the name or names (if more than
                            Toledo, OH 43699-0048    one name) appear on the account registration.
                            EXPRESS OR               IRA redemption requests must be made in writing, including
                            REGISTERED MAIL TO:      tax withholding information. If withholding information is
                            Harbor Transfer, Inc.    not specified, Harbor Fund will withhold 10%. Call the
                            One SeaGate              shareholder servicing agent or visit our web site at
                            13th Floor               www.harborfund.com for an IRA Request for Distribution form.
                            Toledo, OH 43666
                                                     Signature guarantees may be required. See "Shareholder and
                                                     Account Policies" for more information.
                                                     Neither Harbor Fund nor the shareholder servicing agent is responsible for any misdirected or lost mail.
                            -------------------------------------------------------------------------------------

                            BY TELEPHONE             If the account has telephone redemption privileges, call the shareholder servicing agent. Identification will be required
                            CALL HARBOR TRANSFER     and all telephone transactions are recorded.
                            AT:
                            1-800-422-1050           If you are unable to reach the shareholder servicing agent by telephone (for example, during unusual market activity)
                                                     send the redemption request by mail.
                                                     You may not sell shares in an IRA account by telephone. Call the shareholder servicing agent for an IRA Request for
                                                     Distribution form.
                                                     Telephone redemptions are limited to $100,000 per account
                                                     per day.
                            -------------------------------------------------------------------------------------

                            ACCESSHARBOR             If the account has internet redemption privileges, visit our web site at www.accessharbor.com. If you are unable to
                            VISIT OUR WEB SITE       access our site, (for example during unusual market
                            AT:                      activity) you may call the shareholder servicing agent or
                            www.accessharbor.com     send the redemption request by mail.
                                                     You may not sell shares in an IRA account or UTMA/UGMA
                                                     account on-line. Call the shareholder servicing agent to
                                                     request an IRA Request for Distribution form or to request a redemption from your UTMA/UGMA account.
                                                     Internet redemptions are limited to $10,000 per account, per day.
                            -------------------------------------------------------------------------------------

                            THROUGH A FINANCIAL      If you invest through a financial intermediary, please read
                            INTERMEDIARY OR          that firm's program materials carefully to learn of any
                            BROKER                   special rules that may apply. For example, special terms may apply to additional service features, fees, or other
                                                     policies. Contact your financial intermediary or
                                                     broker-dealer to find out about its procedures and fees for processing orders to sell shares. Redemption orders received in good order by your financial intermediary or dealer or
                                                     dealer's agent before the close of the NYSE, usually 4:00
                                                     p.m. eastern time, on any business day receive that day's
                                                     share price. Your financial intermediary or dealer is
                                                     responsible for promptly transmitting properly completed
                                                     orders to the shareholder servicing agent.

SHAREHOLDER AND ACCOUNT POLICIES
--------------------------------------------------------------------------------

TRANSACTION AND ACCOUNT POLICIES

SHARE PRICE
The fund calculates its net asset value (NAV or share price) at the close of regular trading on the NYSE on each business day that Harbor Fund is open for business. A business day is a weekday that is not a holiday listed in the statement of additional information. If the Exchange closes early, the fund calculates NAV at that time. The fund's shares are purchased and redeemed at the NAV next determined after your purchase or redemption order is received by the shareholder service agent in good order.

Harbor Fund may allow certain brokers, dealers or institutional investors to purchase shares for next day settlement.

VALUATION OF SHARES
The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, the fund values its assets by a method that the trustees believe accurately reflects fair value. When the fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open, and trading may take place on days when U.S. markets are closed. For this reason, the value of foreign securities owned by the fund could change on days when you cannot buy or sell shares.

PAYING FOR SHARES BY CHECK
If you purchase fund shares by check:
- No third-party checks are accepted.
- You may not exchange the shares for 10 days to make sure that the check has cleared.
- You may sell the shares, but the proceeds will not be mailed for up to 10 business days to make sure that the check has cleared.
- Checks must be drawn on a U.S. bank.
- The shareholder servicing agent will cancel your purchase and deduct $25 from your account if the check does not clear for any reason. You may also be prohibited from future purchases.

You can avoid the 10-day holding period by purchasing shares by wire, postal money order, U.S. treasury check or Federal Reserve check.

REDEMPTIONS IN KIND
The fund may make payment for shares wholly or in part by distributing portfolio securities (instead of cash) to the shareholder. The redeeming shareholder must pay transaction costs to sell these securities.

ACCOUNTS WITH SMALL BALANCES
If your account balance falls below $1,000 ($500 for IRAs, UGMA, UTMA, profit-sharing, savings or pension plans) due to redemptions, the shareholder servicing agent may ask that the account be increased to $1,000 ($500) within 60 days. If the account balance is not increased, the shareholder servicing agent reserves the right to redeem the account at NAV and send the proceeds to the shareholder.

SIGNATURE GUARANTEES
Signature guarantees are designed to protect you and Harbor Fund from fraud.

A signature guarantee is required if you:
- Redeem more than $100,000;
- Redeem within the first 15 days after your address of record is changed;
- Request that proceeds be sent to an address or bank, other than the one of record;
- Request that a check for redemption proceeds be made payable to a person other than the registered shareholder;

Harbor Fund reserves the right to require a signature guarantee under other circumstances.

You may obtain a signature guarantee from most banks, broker-dealers, credit unions, any securities exchange or association, clearing agencies, savings associations or trust companies.

WE CANNOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC OR ORGANIZATIONS THAT DO NOT PROVIDE REIMBURSEMENT IN THE CASE OF FRAUD.

HOUSEHOLDING
The fund may mail one copy of the fund's prospectus, financial reports and proxies to each household. If you wish to revoke your consent to this practice, you may do so by contacting the shareholder servicing agent at 1-800-422-1050 or by writing to Harbor Transfer, Inc., P.O. Box 10048, Toledo, OH 43699-0048. Harbor will begin mailing prospectuses, financial reports and proxies to you individually within 30 days after receiving your revocation. Consent is considered valid until revoked.

SHAREHOLDER AND ACCOUNT POLICIES
--------------------------------------------------------------------------------

THE FUND DISTRIBUTES SUBSTANTIALLY ALL OF ITS INCOME AND GAINS

DIVIDENDS, DISTRIBUTIONS AND TAXES

The fund will distribute all or substantially all of its net investment income and realized capital gains, if any, each year. The fund declares and pays any dividends from net investment income and capital gains at least annually. The fund may also pay dividends and capital gain distributions at other times if necessary to avoid federal income or excise tax. The fund expects distributions to be primarily from capital gain.

Dividends from net investment income and short-term capital gain are taxable as ordinary income and distributions of net long-term capital gain are taxable as long-term capital gains, which may be taxable at different rates, depending on the length of time the fund holds its assets.

Generally, you should avoid investing in the fund shortly before an anticipated dividend or capital gain distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment whether you reinvest the distribution or receive it in cash. Each January, the fund will send you information about the fund's dividends and distributions during the previous calendar year.

If you do not provide Harbor Fund with your social security number or other taxpayer identification number along with certifications required by the Internal Revenue Service, you may be subject to a backup withholding tax of 31% from your dividends and capital gain distributions, redemptions and any other payments to you.

Unless otherwise instructed, the fund will send dividends and capital gain distributions elected to be received as cash to the address of record. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if either of the following occur:
- Postal or other delivery service is unable to deliver checks to the address of record; or
- Dividends and capital gain distributions are not cashed within sixty (60) days.

Neither Harbor Fund nor Harbor Transfer has any obligation, under any circumstances, to pay interest on dividends or capital gain distributions sent to a shareholder.

You should consult your tax adviser about particular federal, state and local taxes that may apply to you.

INVESTOR SERVICES
--------------------------------------------------------------------------------

HARBOR FUND PROVIDES A VARIETY OF SERVICES TO MANAGE YOUR ACCOUNT

WWW.HARBORFUND.COM
A variety of information, forms and applications are available at www.harborfund.com.

ACCESSHARBOR
AccessHarbor allows you the ability to access your account information and conduct transactions via the internet, 24 hours a day. You may access our web site at www.accessharbor.com to register and to login to your account.

HARBOR NAVIGATOR
You may call the Harbor Navigator at 1-800-422-1050, 24 hours a day, for information about your account or to request forms and applications.

TELE TRANSACTIONS
Tele transactions allows you the ability to purchase, exchange or redeem shares from your account via the telephone, during normal business hours.

You may select this feature when completing your new account application.

Harbor Fund reserves the right to verify the accuracy of the submitted banking information prior to activation. The verification may take up to 15 days.

The minimum for each transaction is $100. The maximum for each transaction is $10,000.

You may not exchange the shares for up to 3 business days to make sure that the funds from your account have cleared.

You may sell the shares, but the proceeds will not be mailed for up to 3 business days to make sure that the funds from your account have cleared.

If your automatic clearing house (ACH) transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may also be prohibited from future purchases.

If you already have a Harbor Fund account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add this feature or you may download the form from our website at www.harborfund.com.

DIVIDEND EXCHANGE PLAN
You may invest dividends and capital gain distributions from one fund in shares of another fund. Shares are purchased on the dividend payment date at the dividend payment date price which is later than the ex-dividend date. Purchases are credited to your account on the dividend payment date.

TRANSFER ON DEATH REGISTRATION
You may indicate on the account application to whom the account will be transferred on your death.

TOD registration is available only for accounts registered in an individual name or as joint tenants with rights of survivorship. TOD registration is NOT available for IRA, UGMA/UTMA, or institutional accounts. TOD registration requires the name(s) of the beneficiary(ies) to be listed on the account registration followed by "TOD, Subject to STA TOD Rules". Harbor Fund reserves the right to use the term "beneficiaries" in an account registration rather than list each named beneficiary. However, the shareholder MUST provide the name, address, social security number and birth date of each beneficiary. Per stirpes designation will not be accepted.

To add TOD registration to an existing account, call the shareholder servicing agent at 1-800-422-1050 to request the Transfer on Death Registration form and instructions or you may download the form from our web site at www.harborfund.com.

AUTOMATIC INVESTMENT PLAN
You may select this feature when completing the account application. There must be a minimum balance of $500 in the fund before automatic investing is permitted. The minimum for each additional automatic investment is $100.

You may not exchange the shares for 3 days to make sure that the funds from your account have cleared.

You may sell the shares, but the proceeds will not be mailed for up to 3 business days to make sure that the funds from your account have cleared.

If your automatic clearing house (ACH) transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may also be prohibited from future purchases.

By using the automatic investment or exchange plans, you are purchasing shares of the Fund on a scheduled basis without regard to fluctuations in net asset value per share. Over time, your average cost per share may be lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals.

INVESTOR SERVICES
--------------------------------------------------------------------------------

If you already have a Harbor Fund account, call the shareholder servicing agent at 1-800-422-1050 to request an Automatic Options form to add this feature or you may download the form from our web site at www.harborfund.com.

AUTOMATIC EXCHANGE PLAN
You may automatically exchange between Harbor funds either monthly or quarterly. The minimum exchange amount is $100.

The fund exchanged out of must have a balance of at least $5,000 and the fund exchanged into must have a balance of at least $500. You must remain in the plan for a minimum of six exchanges.

AUTOMATIC WITHDRAWAL PLAN
You may make monthly or quarterly redemptions from any fund with a minimum balance of $10,000.

You may direct Harbor Fund to withdraw a specific number of shares or dollars (minimum of $100).

If automatic withdrawals continuously exceed reinvested dividends and capital gain distributions, the account will eventually be depleted. Withdrawals are redemptions of shares and therefore are taxable transactions for you. You should consult your tax adviser.

Harbor Fund may amend or terminate the Automatic Withdrawal Plan without notice to participating shareholders.

HARBOR FUND DETAILS
--------------------------------------------------------------------------------

SUMMARY OF INFORMATION ABOUT HARBOR FUND PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

The following table summarizes some of the important information set forth under the heading "Your Harbor Fund Account."

                            MINIMUM INITIAL INVESTMENT
                              AND SUBSEQUENT ACCOUNT BALANCE   $1,000

                            MINIMUM SUBSEQUENT INVESTMENT      $100

                            TELEPHONE TRANSACTIONS             $100 minimum investment or exchange
                                                               $10,000 maximum investment or exchange
                                                               $100,000 maximum redemption

                            INTERNET TRANSACTIONS              $100 minimum investment
                            (IRA Accounts -- Exchange Only)    $10,000 maximum investment
                            (UGMA and UTMA Accounts -- Not     Unlimited exchanges
                              Available)
                                                               $10,000 maximum redemption per account per day

                            IRA, UGMA AND UTMA ACCOUNTS        $500 minimum initial investment and subsequent account
                                                               balance
                                                               $100 minimum subsequent investment

                            AUTOMATIC INVESTMENT PLAN          $500 minimum initial investment;
                                                               $100 minimum subsequent investment per month or
                                                               quarter.

                            AUTOMATIC WITHDRAWAL PLAN          $10,000 minimum initial balance to begin plan.

                            AUTOMATIC EXCHANGE PLAN            $5,000 minimum initial balance to begin exchange out;
                                                               $500 minimum initial balance to begin exchange in;
                                                               $100 minimum subsequent exchange per month or quarter;
                                                               minimum requirement of six exchanges.

--------------------------------------------------------------------------------

UPDATES AVAILABLE

For updates on Harbor Small Cap Value Fund following the end of each calendar quarter, please visit our web site at WWW.HARBORFUND.COM. The share price is available on our web site at www.harborfund.com or by calling 1-800-422-1050 after 7:00 p.m. eastern time.

FOR MORE INFORMATION ABOUT HARBOR FUND
--------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT HARBOR FUND, THESE DOCUMENTS ARE AVAILABLE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Free copies of the SAI, and other information and answers to questions about the fund are available at WWW.HARBORFUND.COM or by contacting the shareholder servicing agent at:

HARBOR TRANSFER, INC.
P.O. Box 10048
Toledo, OH 43699-0048
1-800-422-1050

Investors can review the SAI at the Public Reference Room of the Securities and Exchange Commission. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Investors may get text-only copies:

- For a fee, by writing the
  Public Reference Room of the Commission
  Washington, D.C. 20549-0102

- For a fee, by sending an e-mail or electronic request to the Public Reference Room of the Commission at PUBLICINFO@SEC.GOV.

- Free from the Commission's internet web site at HTTP://WWW.SEC.GOV

This prospectus is not an offer to sell securities in places other than the United States and its territories.

Investment Company Act File No. 811-4676

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

DAVID G. VAN HOOSER      Chairman and Trustee
HOWARD P. COLHOUN        Trustee
JOHN P. GOULD            Trustee
RODGER F. SMITH          Trustee
JAMES M. WILLIAMS        President
CONSTANCE L.
  SOUDERS                Vice President and
                         Treasurer
KAREN B. WASIL           Secretary

INVESTMENT ADVISER
HARBOR CAPITAL ADVISORS, INC.
One SeaGate
Toledo, Ohio 43666

DISTRIBUTOR AND PRINCIPAL UNDERWRITER
HCA SECURITIES, INC.
One SeaGate
Toledo, OH 43666
419-247-2477

SHAREHOLDER SERVICING AGENT
HARBOR TRANSFER, INC.
P.O. Box 10048
Toledo, OH 43699-0048
1-800-422-1050

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
P.O. Box 1713
Boston, MA 02105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL
HALE AND DORR LLP
60 State Street

Boston, MA 02109

                               [HARBOR FUND LOGO]
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com

12/2001/5,000                         [RECYCLED LOGO] Printed on recycled paper.

HARBOR FUND              One SeaGate    Toledo, Ohio 43666    www.harborfund.com
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION--DECEMBER 14, 2001
--------------------------------------------------------------------------------

    Harbor Small Cap Value Fund ("Harbor") is an open-end management investment company (or mutual fund). The Fund is managed by a subadviser ("Subadviser") under the supervision of Harbor Capital Advisors, Inc., the Funds' investment adviser (the "Adviser").

    This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Harbor Small Cap Value Fund dated December 14, 2001, as amended or supplemented from time to time. Investors can get free copies of the Prospectus and the Statement of Additional Information, request other information and discuss their questions about the Fund by calling 1-800-422-1050, by writing to Harbor Fund at One SeaGate, Toledo, OH 43666 or by visiting our web site at www.harborfund.com.
--------------------------------------------------------------------------------

                                                                          PAGE IN
                                                                        STATEMENT OF
                                                                   ADDITIONAL INFORMATION
TABLE OF CONTENTS                                                  ----------------------
ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES...............                  1
    General.................................................                  1
    Additional Investment Information.......................                  1
INVESTMENT POLICIES.........................................                  1
  Common Stocks.............................................                  1
  Preferred Stocks..........................................                  1
  Convertible Securities....................................                  1
  Restricted Securities.....................................                  1
  Fixed-Income Securities...................................                  1
  Derivative Instruments....................................                  2
  U.S. Government Securities................................                  2
  Cash Equivalents..........................................                  3
  Small Companies...........................................                  3
  Foreign Securities........................................                  3
    ADRs, EDRs, IDRs and GDRs...............................                  5
  Borrowing.................................................                  5
  Lending of Portfolio Securities...........................                  5
  Short Sales...............................................                  5
  Forward Commitments and When-Issued Securities............                  5
  Repurchase Agreements.....................................                  6
  Options and Futures Transactions..........................                  6
  Options on Securities, Securities Indices and Currency....                  7
    Writing Covered Options.................................                  7
    Purchasing Options......................................                  7
    Risks Associated with Options Transactions..............                  8
  Futures Contracts and Options on Futures Contracts........                  8
    Futures Contracts.......................................                  9
    Hedging and Other Strategies............................                  9
    Options on Futures Contracts............................                 10
  Other Considerations......................................                 10
INVESTMENT RESTRICTIONS.....................................                 11
SHAREHOLDER AND ACCOUNT POLICIES............................                 12
  Redemptions in Kind.......................................                 12
  Distributions.............................................                 12
    Distribution Options....................................                 13
TRUSTEES AND OFFICERS.......................................                 14
THE ADVISER, SUBADVISER, DISTRIBUTOR AND SHAREHOLDER
  SERVICING AGENT...........................................                 15
  The Adviser...............................................                 15
  The Subadviser............................................                 15
  Other Information.........................................                 15
  Distributor and Shareholder Servicing Agent...............                 16
  Code of Ethics............................................                 16
PORTFOLIO TRANSACTIONS......................................                 17
NET ASSET VALUE.............................................                 18
PERFORMANCE AND YIELD INFORMATION...........................                 19
  Performance Comparisons...................................                 19
TAX INFORMATION.............................................                 19
ORGANIZATION AND CAPITALIZATION.............................                 22
  General...................................................                 22
  Shareholder and Trustee Liability.........................                 22
CUSTODIAN...................................................                 22
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS...............                 23
APPENDIX A..................................................                 24

                 ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

  GENERAL. The following discussion elaborates on the presentation of the Fund's investment policies contained in the Prospectus.

  ADDITIONAL INVESTMENT INFORMATION. In exceptional market circumstances or to preserve the Fund's compliance with SEC's policies on industry concentration and issuer diversification, the Fund may invest in more than 60 companies. The Fund's policy of investing in small companies presents greater opportunities for growth, but also involves more risk than investments in larger, more established companies. The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, lend securities and engage in short sales of up to 25% of its total assets. The Fund may also invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs and other securities representing ownership of securities of foreign issuers.

                              INVESTMENT POLICIES

  COMMON STOCKS. The Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

  PREFERRED STOCKS. The Fund may invest in preferred stocks. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

  CONVERTIBLE SECURITIES. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds.

  RESTRICTED SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid.

  The Fund may purchase and sell restricted securities (i.e., securities that would be required to be registered under the Securities Act of 1933 (the "1933 Act") prior to distribution to the general public) including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act. It may be expensive or difficult for the Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found.

  The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  FIXED-INCOME SECURITIES. Corporate and foreign governmental debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can be expected to decline.

The Subadviser will consider both credit risk and market risk in making investment decisions for the Fund.

  DERIVATIVE INSTRUMENTS. In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. The Fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

  Derivative securities include collateralized mortgage obligations, stripped mortgage-backed securities, asset-backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps (described below). The principal risks associated with derivative instruments are:

  Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

  Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that the risk of leverage is not an appropriate risk for a money market fund.

  Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal, but derivatives based on U.S. Government agency mortgage securities may actually present less credit risk than some conventional corporate debt securities.

  Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to the Fund's restrictions on illiquid investments.

  Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

  Each derivative instrument purchased for the Fund's portfolio is reviewed and analyzed by the Fund's portfolio manager to assess the risk and reward of each such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.

  U.S. GOVERNMENT SECURITIES. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described above in the future, since it is not obligated to do so by law, other than as set forth above. Securities issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities' ("CATS"). the Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. treasury at the request of depository financial institutions, which then trade the component parts independently.

  CASH EQUIVALENTS. The Fund may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Fund may also invest in obligations of domestic and/or foreign banks which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. The Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the FDIC. The Fund may also invest in commercial paper which at the date of investment is rated at least A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's, and other debt instruments, including unrated instruments, deemed by the Subadviser to be of comparable high quality and liquidity.

  The Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

  SMALL COMPANIES. Harbor Small Cap Value Fund invests in securities of small companies. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of small company securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

  FOREIGN SECURITIES. The Fund is permitted to invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (foreign issuers). A company is located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

  Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate would reduce the value of certain portfolio securities. Also, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. As discussed below, the Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

  In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

  The Fund's custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests to permit the Fund's assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act which governs the establishment of foreign subcustodial arrangements for mutual funds. The Fund's subcustodial arrangements may be subject to certain risks including:
(i) the inability of the Fund to recover assets in the event of the subcustodian's bankruptcy; (ii) legal restrictions on the Fund's ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Fund's assets; and
(iv) difficulties in converting the Fund's cash and cash equivalents to U.S. dollars. The Adviser and the respective Subadvisers have evaluated the political risk associated with an investment in a particular country.

  Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

  Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries or in any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities which may currently exist. This is particularly true of emerging markets.

  Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

  Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments, or limit the amount of foreign investment in a particular company, or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.

  ADRs, EDRs, IDRs and GDRs. American Depository Receipts (ADRs) (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. European Depository Receipts (EDRs) and International Depository Receipts
(IDRs) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depository Receipts (GDRs) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

  BORROWING. The Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. The Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

  LENDING OF PORTFOLIO SECURITIES. The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may only be made to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the relevant Subadviser to be of good standing, and when, in the judgment of the Subadviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Subadviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.

  SHORT SALES. The Fund may engage in short sales "against the box," as well as short sales for hedging purposes. When the Fund engages in a short sale other than "against the box," it will place cash or liquid securities in a segregated account and mark them to market daily in accordance with applicable regulatory requirements. Except for short sales against the box, the Fund is limited in the amount of the Fund's net assets that may be committed to short sales and the securities in which short sales are made must be listed on a national securities exchange. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Short sales other than "against the box" may involve an unlimited exposure to loss.

  FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including "TBA" (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. The Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. The Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

  When-issued purchases and forward commitment transactions enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

  The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

  The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

  When the Fund purchases securities on a when-issued or forward commitment basis, the Funds' custodian bank will maintain in a segregated account, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with any bank that satisfies the standards set forth under "Cash Equivalents" or with any member firm of the National Association of Securities Dealers, Inc., or any affiliate of a member firm, which is a primary dealer in U.S. government securities. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be collateralized, and the Funds' Custodian will maintain custody of the purchased securities for the duration of the agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

  OPTIONS AND FUTURES TRANSACTIONS. The Fund may buy and sell options contracts, financial futures contracts and options on futures contracts. Options and futures contracts are bought and sold to manage the Fund's exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may purchase and sell options and futures based on securities, indices, or currencies, including options and futures traded on foreign exchanges and options not traded on any exchange.

  Options and futures can be volatile investments and involve certain risks. If the Subadviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Fund's return. The Fund can also experience losses if the prices of its options and futures positions are poorly correlated with those of its other investments, or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest, but may produce income, gains or losses.

  The Fund will not engage in a transaction in futures or options on futures for nonhedging purposes if, immediately thereafter, the sum of initial margin deposits and premiums required to establish nonhedging positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The loss incurred by the Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Fund's transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.

  OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCY. The aggregate value of premiums paid by the Fund for all options transactions may not exceed 20% of the Fund's net assets. Otherwise, the Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

  Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

  All call and put options written by the Fund is covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

  The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

  Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

  The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

  The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

  The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

  Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

  The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Subadviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund is traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

  Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

  Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

  Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

  The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

  If, in the opinion of the relevant Subadviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

  When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

  On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

  Options on Futures Contracts. Except as noted above, under the caption "Futures Contracts and Options on Futures Contracts," the Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

  The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

  The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

  OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts),the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

  To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company.

  Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

  While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

  Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. The only futures contracts available to hedge the Funds' portfolios are various futures on U.S. government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

  Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

                            INVESTMENT RESTRICTIONS

  The following restrictions may not be changed without the approval of the majority of outstanding voting securities of the Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund.) Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.

  Harbor may not, on behalf of the Fund:

  (1) with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund's total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

  (2) borrow money, except (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

  (3) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

  (4) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

  (5) issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Fund may issue shares of beneficial interest in multiple series or classes;

  (6) purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

  (7) generally may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts which are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction;

  (8) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Fund's investment objectives and policies may be deemed to be loans; and

  (9) notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

  In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Fund have voluntarily adopted the following policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, the Fund may not:

          (a) purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

          (b) make short sales of securities, except as permitted under the Investment Company Act;

          (c) purchase or sell any put or call options or any combination thereof, except that the Fund may (i) purchase and sell or write options on any futures contracts into which it may enter, (ii) purchase put and call options on securities, on securities indexes and on currencies, (iii) write covered put and call options on securities, securities indices and on currencies, and (iv) engage in closing purchase transactions with respect to any put or call option purchased or written by the Fund, provided that the aggregate value of premiums paid by the Fund for all of such options shall not exceed 20% of the Fund's net assets;

          (d) acquire put and call options with a market value exceeding 5% of the value of the Fund's total assets;

          (e) invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

          (f) invest in other companies for the purpose of exercising control or management;

          (g) for purposes of fundamental investment restriction no. 4, telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.

                        SHAREHOLDER AND ACCOUNT POLICIES

REDEMPTIONS IN KIND

  Harbor Fund agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Harbor Fund reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the redeeming Fund, either total or partial, by a distribution in kind of securities (instead of cash) from the Fund. The securities distributed in kind would be valued for this purpose by the same method as is used to calculate the Fund's net asset value per share. If you receive a distribution in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

DISTRIBUTIONS

  The Fund will declare and distribute a dividend of its net investment income at least annually. Distributions reinvested in shares or paid in cash will be made shortly after the first business day of the month following declaration of the dividend.

  The Fund will distribute at least annually on or about the close of the calendar year its net short-term and long-term capital gains, if any. Investors purchasing shares just prior to a distribution should be aware that the share price at that time includes the amount of the forthcoming distribution, and the distribution will be taxable to them even though it represents a return of a portion of their investment.

  DISTRIBUTION OPTIONS. You must select one of the following options and may change your selection as often as desired by notifying the Shareholder Servicing Agent in writing:

Option A   --  Dividends and capital gain
               distributions reinvested. This option
               will be assigned if no other option
               is specified and is the only option
               for Systematic Withdrawal Plans.

Option B   --  Dividends in cash; capital gain
               distributions reinvested.

Option C   --  Dividends and capital gain
               distributions in cash.

Option D   --  Dividends and capital gains from one
               Harbor Fund invested in shares of
               another Harbor Fund of your choice.

  Under Option A, dividends, net of any required withholding taxes, will be reinvested in additional full and fractional shares of the same Fund at the net asset value determined at the close of business on the exdividend date. Under Options A and B, capital gain distributions, net of any required withholding taxes, will be reinvested in additional full and fractional shares of the same Fund at the net asset value determined at the close of business on the ex-dividend date. Under Option D, dividends and capital gain distributions, net of any required withholding taxes, will be invested in full and fractional shares of another Harbor Fund at the net asset value determined at the close of business on the payable date, which is later than the date on which the dividend is declared. For federal income tax purposes, dividends and capital gain distributions are taxable as described below under "Tax Information" whether paid in cash or reinvested under these options.

                             TRUSTEES AND OFFICERS

  Information pertaining to the Trustees and officers of Harbor is set forth below. Trustees and officers deemed to be "interested persons" of Harbor for purposes of the Investment Company Act are indicated by an asterisk.

-------------------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL OCCUPATION(S)**
NAME, ADDRESS AND (AGE)            POSITION(S) WITH FUND     DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
David G. Van Hooser* (55)          Chairman and Trustee      Director and Chairman of the Board, Harbor Capital Advisors,
  One SeaGate                                                Inc. (2000-Present); Director, HCA Securities, Inc.
  Toledo, OH 43666                                           (2000-Present); Director, Harbor Transfer, Inc.
                                                             (2000-Present); Senior Vice President and Chief Financial
                                                             Officer, Owens-Illinois, Inc. (1998-2001); and Senior Vice
                                                             President and Director of Corporate Strategy,
                                                             Owens-Illinois, Inc. (1996-1998).

Howard P. Colhoun (66)             Trustee                   General Partner, Emerging Growth Partners, L.P. (investing
  14114 Mantua Mill Road                                     in small companies) (1982-1996); Director, Storage U.S.A.
  Gylndon, MD 21071                                          (1995- Present); and Vice President and Director of Mutual
                                                             Funds, T. Rowe Price Associates, Inc. (prior to 1982).

John P. Gould (63)                 Trustee                   Director of Unext.com (1999-Present); President, Cardean
  332 S. Michigan Avenue                                     University (1999-Present); Steven G. Rothmeier Professor
  13th Floor                                                 (1996- Present) and Distinguished Service Professor of
  Chicago, IL 60604                                          Economics, Graduate School of Business, University of
                                                             Chicago (1984-Present, on faculty since 1965); Trustee and
                                                             Chairman Pegasus Funds (1996-1999); Trustee of Dimensional
                                                             Fund Advisors, Inc. (1986-Present); Trustee of First Prairie
                                                             Funds (1985-1996) Trustee of Woodward Funds (1996); Trustee
                                                             of Milwaukee Mutual (1997-Present); and Principal and
                                                             Executive Vice President of Lexecon Inc. (1994-Present).

Rodger F. Smith (61)               Trustee                   Partner, Greenwich Associates (a business strategy,
  Office Park Eight                                          consulting and research firm) (1975-Present); and Director
  Greenwich, CT 06830                                        of Arlington Capital Management (C.I.) Limited
                                                             (1992-Present).

James M. Williams* (54)            President                 Director and President (2000-Present) Harbor Capital
  One SeaGate                                                Advisors, Inc.; Director and President (2000-Present) HCA
  Toledo, OH 43666                                           Securities, Inc.; Director (2000-Present) Harbor Transfer,
                                                             Inc.; and Pension Asset Manager (1989-1999) Ford Motor
                                                             Company.

Constance L. Souders* (51)         Vice President and        Senior Vice President, (1991-Present), Director of
  One SeaGate                      Treasurer                 Administration (1997-Present), Director and Secretary
  Toledo, OH 43666                                           (1988-Present), Treasurer (1988-2000), Vice President
                                                             (1988-1991) and Director of Accounting and Fiduciary
                                                             Operations (1992-1996), Harbor Capital Advisors, Inc.;
                                                             President (2000-Present), Director (1991-Present) and Vice
                                                             President, Secretary, and Treasurer (1992-2000), Harbor
                                                             Transfer, Inc.; and Vice President and Secretary
                                                             (2000-Present) and Director (1989-Present), HCA Securities,
                                                             Inc.

Karen B. Wasil* (49)               Secretary                 Assistant Secretary (1997-Present), Director (1999-2000) and
  One SeaGate                                                Regulatory and Legal Compliance Manager (1995-Present),
  Toledo, OH 43666                                           Harbor Capital Advisors, Inc.; Secretary (2000-Present)
                                                             Director (1999-2000), Harbor Transfer, Inc.; and Director
                                                             (1999-2000), HCA Securities, Inc.

-------------------------
** On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named "Harbor Capital Advisors, Inc." That wholly owned subsidiary of Robeco Groep N.V. assumed the name "Harbor Capital Advisors, Inc." as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name "Harbor Transfer, Inc." On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name "HCA Securities, Inc." Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           TRUSTEE COMPENSATION TABLE
                             AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                                                  PENSION OR
                                                             ESTIMATED            RETIREMENT                TOTAL
                                                             AGGREGATE         BENEFITS ACCRUED         COMPENSATION
                    NAME OF PERSON,                         COMPENSATION       AS PART OF FUND        FROM FUND COMPLEX
                        POSITION                             FROM FUND*            EXPENSES           PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
David G. Van Hooser, Chairman and Trustee...............      -0-                    -0-                  -0-
Howard P. Colhoun, Trustee..............................        $45                  -0-                   $60,000
John P. Gould, Trustee..................................        $45                  -0-                   $60,000
Rodger F. Smith, Trustee................................        $45                  -0-                   $60,000

-------------------------
* For the period December 14, 2001 thru October 31, 2002.

                   THE ADVISER, SUBADVISERS, DISTRIBUTOR AND
                          SHAREHOLDER SERVICING AGENT

  THE ADVISER. Harbor Capital Advisors, Inc., a Delaware corporation, is the investment adviser for the Fund. The Adviser is responsible for managing the Fund's assets or supervising the management of the Fund by its Subadviser. Harbor Fund, on behalf of the Fund, has entered into an investment advisory agreement ("Investment Advisory Agreement") which provides that the Adviser shall provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Adviser is responsible for the payment of the salaries and expenses of all personnel of Harbor Fund except the fees and expenses of Trustees not affiliated with the Adviser or a Subadviser, office rent and the expenses of providing investment advisory, research and statistical facilities and related clerical expenses.

  For its services, the Fund pays the Adviser an advisory fee which is a stated percentage of the Fund's average annual net assets. The Fund's advisory fee, as a percent of average annual net assets is 0.75%.

  THE SUBADVISER. The Adviser has engaged the service of a subadviser to assist with the portfolio management of the Fund. The Subadviser for Harbor Small Cap Value Fund is EARNEST Partners LLC.

Additional information about the Subadviser is set forth in the Prospectus.

  The Adviser pays the Subadviser out of its own resources; the Fund has no obligation to pay the Subadviser. The Subadviser has entered into a subadvisory agreement ("Subadvisory Contract") with the Adviser and Harbor Fund, on behalf of the Fund. The Subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund's portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The Subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund's assets are held uninvested. The Subadviser is responsible to bear its own costs of providing services to the respective Fund. The Subadviser's subadvisory fee rate is based on a stated percentage of the Fund's average annual net assets.

  OTHER INFORMATION. The Adviser is an indirect, wholly-owned subsidiary of Robeco Groep N.V. ("Robeco"). Robeco is the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. owns 100% of the shares of Robeco. Robeco is headquartered in Rotterdam, The Netherlands.

  Robeco is active in various areas of investment management. It currently provides investment management services to a large number of segregated accounts and a range of institutional funds as well as to a variety of retail mutual funds, most of which are listed on the major European stock exchanges. Robeco operates primarily outside of the United States, although it currently holds full ownership interests in two U.S. investment advisers. These U.S. investment advisers serve as investment advisers to several private investment funds, U.S. registered mutual funds and separate accounts.

  The Investment Advisory Agreement and Subadvisory Contract remains in effect initially for a two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) and, in either case, by a majority of the Trustees who are not interested persons of Harbor, the Adviser or the Subadviser. The Investment Advisory Agreement and Subadvisory Contract provide that the Adviser and Subadviser shall not be liable to the Fund (or the Adviser, in the case of the Subadvisory Contracts) for any error of judgment by the Adviser or Subadviser or for any loss sustained by the Fund except in the case of the Adviser's or Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement and Subadvisory Contract also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days' written notice. The Adviser has authorized each of its directors, officers and employees who has been elected or appointed as a Trustee or officer of Harbor to serve in the capacities in which he has been elected or appointed. No person other than the Adviser, the Subadvisers and their respective directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities.

  DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT. HCA Securities, Inc. (the "Distributor") acts as the principal underwriter and distributor of the Fund's shares and continually offers shares of the Fund pursuant to a distribution agreement approved by the Trustees. David G. Van Hooser, James M. Williams and Constance L. Souders are Directors of the Distributor. Mr. Williams is President and Ms. Souders is Vice President and Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly owned subsidiary of the Adviser.

  Harbor Transfer, Inc. (the "Shareholder Servicing Agent") acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Fund. Its mailing address is P.O. Box 10048, Toledo, Ohio 43699-0048. The Shareholder Servicing Agent is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. David G. Van Hooser, James M. Williams and Constance L. Souders are Directors of the Shareholder Servicing Agent. Constance L. Souders is President and Karen B. Wasil is Secretary of the Shareholder Servicing Agent. The Shareholder Servicing Agreement has been approved by the Trustees of the Fund and provides for annual fees of $45 per account, with a minimum payment of $1,000 per month.

  Harbor Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on Harbor Fund's behalf. Harbor Fund is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker's authorized designee, receives the order prior to the close of regular trading on the New York Stock Exchange. Shareholders' orders will be priced at the net asset value per share next determined after they are accepted in good order by an authorized broker or the broker's authorized designee.

  CODE OF ETHICS. Harbor Fund, the Adviser, the Distributor and the Subadviser have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/ directors, officers and designated employees ("Access Persons") who have access to information concerning portfolio securities transactions of Harbor Fund from using that information for their personal benefit or to the disadvantage of Harbor Fund. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by Harbor Fund, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as open-end mutual fund shares and money market instruments). Each of the codes of ethics are on public file with and are available from the Securities and Exchange Commission.

  Because the Subadviser is an entity not otherwise affiliated with Harbor Fund or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Subadviser's personnel to the Subadviser. The Subadviser provides Harbor Fund's Board of Trustees with a quarterly certification of the Subadviser's compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code.

                             PORTFOLIO TRANSACTIONS

  The Subadviser is responsible for making specific decisions to buy and sell securities for the Fund that they manage. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges.

  Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

  The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser and the Subadviser attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

  Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Subadviser may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser or the Subadviser for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser or the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's or Subadviser's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services' includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

  Although commissions paid on every transaction will, in the judgment of the Adviser or the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser's or Subadviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

  Research provided by brokers is used for the benefit of all of the clients of the Adviser or a Subadviser and not solely or necessarily for the benefit of the Fund. The Adviser's and each Subadviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser or a Subadviser as a consideration in the selection of brokers to execute portfolio transactions.

  In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Adviser or a Subadviser. Investment decisions for the Fund and for the Adviser's or Subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Harbor Fund believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

  The investment advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's or Subadviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or a Subadviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or a Subadviser in carrying out its obligations to the Funds.

                                NET ASSET VALUE

  The net asset value per share of the Fund is determined by the Fund's Custodian after the close of regular trading on the New York Stock Exchange (normally 4 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading. If the Exchange closes early, determination of net asset value will be accelerated to that time. The New York Stock Exchange is generally closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Portfolio securities of the Fund are valued as follows: (a) stocks which are traded on any U.S. stock exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day or, if no sale occurs, at the mean between the closing bid and closing asked price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and the asked prices; (c) securities listed or traded on foreign exchanges (including foreign exchanges whose operations are similar to the U.S. over-the-counter market) are valued at the last sale price on that exchange on the valuation day or, if no sale occurs, at the official bid price (both the last sale price and the official bid price are determined as of the close of the London Stock Exchange); (d) debt securities are valued at prices supplied by a pricing agent selected by the Adviser or Subadviser, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser or Subadviser to be representative of market values at the close of business of the New York Stock Exchange; (e) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; (f) forward foreign currency exchange contracts are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers; and (g) all other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Adviser or Subadviser to be representative of market values, or for which prices are not available, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, are valued at fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Fund with a remaining maturity of 60 days or less will be valued by the amortized cost method.

  Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values unless the Fund's valuation committee deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

  The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Fund. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

                       PERFORMANCE AND YIELD INFORMATION

  The average annual total return of the Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1000 investment in the Fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

  The yield of the Fund is computed by dividing its net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and maximum offering price (i.e., net asset value) per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the Fund's dividends and interest earned during the period, reduced by accrued expenses for the period. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid to a shareholder's account or the income reported in the Fund's financial statements.

PERFORMANCE COMPARISONS

  The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Morningstar, Lipper Analytical Services, Inc., Schabacker's Total Investment Service, CDA Technologies, SEI, Frank Russell Trust, Barron's Business Week, Changing Times, Donoghue's Money Fund Report, The Financial Times, Financial World, Forbes, Investor's Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal, Individual Investor, Louis Rukeyser's Wall Street, Financial World, and USA Today. These ranking services and publications rank the performance of the Fund against all other funds over specified periods and against funds in specified categories.

  The Fund may also either include presentations of, or may compare their performance to, a recognized stock index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

                                TAX INFORMATION

  The Fund is treated as a separate taxpayer for federal income tax purposes.

  The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. The Fund intends to qualify as a regulated investment company for each taxable year. As a regulated investment company, the Fund will not be subject to Federal income or excise taxes on its net investment income and net realized capital gains to the extent such income and gains are distributed to its shareholders in accordance with the timing and other requirements imposed by the Code. If the Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax. The Fund will be subject to a 4% nondeductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

  Distributions from net investment income of Harbor Small Cap Value Fund may qualify in part for a 70% dividends-received deduction for corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or the Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each dividend. Amounts eligible for the deduction may still be subject to the federal alternative minimum tax and may result in or increase a corporate shareholder's liability for the federal alternative minimum tax.

  The Fund's dividends and distributions will be paid net of any taxes required to be withheld under the Code, including "backup" and "nonresident alien" withholding taxes. Certain dividends and distributions paid by the Fund in January of a given year will be taxable to shareholders as if received on December 31 of the prior year. Distributions of net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (taking into account any capital loss carryforwards used to offset net long-term or short-term capital gains) will be taxable as long-term capital gains (generally taxable for noncorporate shareholders at a maximum rate of 20%, or in rare cases 25%, depending upon the source), regardless of how long the shareholders have held their shares. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund.

  If the Fund acquires stock of foreign corporations acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest changes upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. Because any credit or deduction for this tax could not be passed through to such Fund's shareholders, the tax would in effect reduce the Fund's economic return from its PFIC investment. An election may generally be available to these Funds that would ameliorate these adverse tax consequences. However, such an election could also require these Funds to recognize income (which would have to be distributed to the Funds' shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

  The federal income tax rules applicable to certain investments or transactions within each Fund are unclear in certain respects, and the Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distribution to shareholders. the Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.

  Due to certain adverse tax consequences, the Fund does not intend, absent a change in applicable law, to acquire residual interests in REMICs.

  The Fund's transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in the Fund's portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. The Fund may therefore need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.

  Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as "backup withholding") 30.5% of reportable payments, including dividends, capital gain distributions and proceeds from the redemption or exchange of shares (other than the redemption or exchange of shares of the Harbor Money Market Fund) if such numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the Internal Revenue Service or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments. Amounts treated as ordinary dividends to non-U.S. persons (including foreign entities) may be subject to nonresident alien withholding tax at a rate of up to 30%, and certain other payments to such persons may be subject to 30.5% backup withholding.

  Provided that the Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax. As regulated investment companies, the Fund will also be exempt from the Ohio corporation franchise tax and the Ohio tax on dealers in intangibles, although certain reporting requirements, which have been waived in the past, may in the future have to be satisfied as a prerequisite for this Ohio tax exemption.

  Withdrawals under the systematic withdrawal plan involve redemptions of Fund shares, which may have tax consequences for participants.

  At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

  Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

  All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales in the event of other investments in such Fund within a period of 61 days beginning 30 days before and ending 30 days after or redemptions or other disposition of shares.

  Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

  The Fund may be subject to foreign taxes with respect to its foreign investments but generally will not be eligible to make this election. Certain foreign exchange gains and losses realized by the Fund may be treated as ordinary income and losses. Investment by the Fund in zero coupon, stripped or certain other securities with original issue discount or market discount could require the Fund to liquidate investments under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash to satisfy distribution requirements.

  The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. The discussion does not address special tax rules which may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Funds may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of the Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of the Fund in their particular circumstances.

                        ORGANIZATION AND CAPITALIZATION

  GENERAL. Harbor Fund is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware business trust in 1993.

  The Trustees of Harbor Fund are responsible for the overall management and supervision of its affairs. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order of the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement. Shares of the Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.

  Unless otherwise required by the Investment Company Act or the Agreement and Declaration of Trust (the "Declaration of Trust"), Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

  SHAREHOLDER AND TRUSTEE LIABILITY. Harbor is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of Harbor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by Harbor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that Harbor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Harbor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                   CUSTODIAN

  State Street Bank and Trust Company has been retained to act as Custodian of the Funds' assets and, in that capacity, maintains certain financial and accounting records of the Funds. The Custodian's mailing address is P.O. Box 1713, Boston, MA 02105.

                 INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

  Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Harbor Fund's independent auditors, providing audit services, including review and consultation in connection with various filings by Harbor Fund with the SEC and tax authorities for the fiscal year ending October 31, 2002. No financial statements exist for Harbor Small Cap Value Fund, which commenced operations on December 14, 2001.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MlG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

  MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

  MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

STANDARD & POOR'S CORPORATION

  AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

  AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB AND B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

  P-1: Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

STANDARD & POOR'S CORPORATION

  A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

                               [HARBOR FUND LOGO]

                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com


12/2001/200                                                [RECYCLED PAPER LOGO]

                                                                  recycled paper